Exhibit 10.4(c)

EXECUTION COPY

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of March 20, 2020 (this “Amendment”) is entered into by and among GUARDIAN PHARMACY, LLC, an Indiana limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and REGIONS BANK, as administrative agent and collateral agent (in such capacity and together with its successors and assigns, the “Agent”).

RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Regions Bank, as Agent, entered into that certain Third Amended and Restated Loan and Security Agreement dated as of April 23, 2018 (as amended by that certain First Amendment to Third Amended and Restated Loan and Security Agreement dated as of December 3, 2019 and as further amended, modified, supplemented or extended from time to time, the “Loan Agreement”);

WHEREAS, the Borrower has requested certain modifications to the Loan Agreement; and

WHEREAS, the Agent, the Required Lenders and the Borrower have agreed to the modifications on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth in the body of this Amendment.

2. Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Loan Agreement (after giving effect to this Amendment).

3. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) The definition of “Aggregate Revolving Commitments” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The aggregate principal amount of the Aggregate Revolving Commitments in effect on the Second Amendment Effective Date is FORTY MILLION DOLLARS ($40,000,000).

(b) The definition of “Bail-In Action” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

(c) The definition of “Bail-In Legislation” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

(d) The definition of “Revolving Commitment” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Commitment” means the commitment of a Lender to make or otherwise fund any Revolving Loan and to acquire participations in Letters of Credit and Swingline Loans hereunder and “Revolving Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Revolving Commitment, if any, is set forth on Appendix A or in the applicable Assignment Agreement or other agreement pursuant to which it becomes a party hereto, subject to any increase, adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Revolving Commitments as of the Second Amendment Effective Date is FORTY MILLION DOLLARS ($40,000,000).

(e) The definition of “Swingline Sublimit” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Swingline Sublimit” means, at any time of determination, the lesser of (a) TEN MILLION DOLLARS ($10,000,000) and (b) the aggregate unused amount of Revolving Commitments then in effect.

(f) The definition of “Write-Down and Conversion Powers” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(g) Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Second Amendment Effective Date” means March 20, 2020.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(h) Section 7.22 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Section 7.22 Full Disclosure.

(a) Each Credit Party has disclosed to the Agent each fact and circumstance which such Credit Party knows or should know and which, by itself or together with any other fact disclosed or undisclosed, could reasonably be expected to have Material Adverse Effect. No Loan Document or any other agreement, document, certificate, or statement delivered by a Credit Party or a Subsidiary of a Credit Party to the Agent or any Lender contains any untrue statement of a material fact or omits to state any material fact which is known or which should be known by such Person necessary to keep the other statements from being materially misleading.

(b) As of the Second Amendment Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.

(i) Section 8.6 of the Loan Agreement is hereby amended by inserting the following new clause (g) immediately after clause (f) thereof:

(g) Anti-Money-Laundering; Beneficial Ownership Regulation. Promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation.

(j) Section 12.22 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Section 12.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

(k) Appendix A of the Loan Agreement is hereby amended and restated in its entirety in the form attached hereto as Appendix A.

4. Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions precedent in each case in a manner reasonably satisfactory to the Agent:

(a) receipt by the Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders and the Agent;

(b) receipt by the Agent of a duly executed officer’s certificates of the Borrower and each Guarantor certifying and attaching the resolutions adopted by the Borrower and each Guarantor approving or consenting to the increase in the Revolving Commitments contemplated hereby or certifying that the prior resolutions delivered on the Effective Date approving such increase are still in full force and effect;

(c) receipt by the Agent of an executed officer’s certificate of the Borrower certifying that (x) before and after giving effect to such increase, (I) the representations and warranties contained in Section 7 of the Loan Agreement and the other Loan Documents are true and correct in all material respects (except that if any such representation or warranty contains any materiality qualifier, such representation or warranty shall be true and correct in all respects) on and as of the date of such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that if any such representation or warranty contains any materiality qualifier, such representation or warranty shall be true and correct in all respects) as of such earlier date, and except that, the representations and warranties contained in Section 7.3 of the Loan Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 8.6 of the Loan Agreement, and (II) no Default or

Event of Default exists and (y) the Borrower shall be in compliance, on a pro forma basis after giving effect to the incurrence of such increase in the Revolving Commitments (in each case assuming that such increase in the Revolving Commitments was fully drawn), with the financial covenants set forth in Section 9.17 of the Loan Agreement, recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 8.6 of the Loan Agreement;

(d) receipt by the Agent of all documentation and other information that the Agent or any Lender requests in order to comply with the Borrower’s and the Guarantors’ ongoing obligations under applicable “know your customer” and anti-money laundering laws and regulations, including the Patriot Act, including without limitation the certification regarding beneficial ownership of legal entity customers (the “Beneficial Ownership Certification”);

(e) payment by the Borrower of all fees and expenses required to be paid to the Agent and any Lender in connection herewith; and

(f) payment by the Borrower of the out-of-pocket costs and expenses of the Agent, including without limitation, the fees and expenses of Moore & Van Allen PLLC.

5. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Loan Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Loan Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6. Representations and Warranties; No Default. Each of the Credit Parties represents and warrants to the Agent that, on and as of the date hereof, immediately after giving effect to this Amendment, (a) the representations and warranties contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects (or, with respect to any such representation and warranty qualified by materiality or by reference to Material Adverse Effect, in all respects as drafted) to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, with respect to any such representation and warranty qualified by materiality or by reference to Material Adverse Effect, in all respects as drafted) on and as of such earlier date and (b) no event has occurred and is continuing or would result from this Amendment or the consummation of the transactions contemplated herein that would constitute an Event of Default or a Default.

7. Reaffirmation of Obligations. Each of the Credit Parties (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge any Credit Party’s obligations under the Loan Documents.

8. Reaffirmation of Security Interests. Each of the Credit Parties affirms that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

9. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

10. Counterparts/Facsimile. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Georgia.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	GUARDIAN PHARMACY, LLC,
an Indiana limited liability company

	By:	/s/ David K. Morris
Name: David K. Morris
Title: CFO and Executive Vice President

GUARANTORS:	GUARDIAN PHARMACY OF BIRMINGHAM, LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
Name: David K. Morris
Title: CFO and Executive Vice President

GUARDIAN PHARMACY OF JACKSONVILLE, LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
Name: David K. Morris
Title: CFO and Executive Vice President

GUARDIAN PHARMACY OF SOUTHEAST FLORIDA, LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
Name: David K. Morris
Title: CFO and Executive Vice President

GUARDIAN PHARMACY OF SOUTHEAST GEORGIA, LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
Name: David K. Morris
Title: CFO and Executive Vice President

GUARDIAN PHARMACY OF TEXAS, LLC,
a Georgia limited liability company

	By:	/s/ David K. Morris
Name: David K. Morris
Title: CFO and Executive Vice President

GUARDIAN PHARMACY, LLC

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

AGENT:	REGIONS BANK

	By:	/s/ Ned Spitzer
Name: Ned Spitzer
Title: Managing Director

GUARDIAN PHARMACY, LLC

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

LENDERS:	REGIONS BANK,
as a Lender

	By:	/s/ Ned Spitzer
Name: Ned Spitzer
Title: Managing Director

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ Arthur Byasiima
Name: Arthur Byasiima
Title: Vice President

LENDERS:	CADENCE BANK, N.A.,
as a Lender

	By:	/s/ Will Donnelly
Name: Will Donnelly
Title: Vice President